Exhibit 10(i)6

ALLETE 2008 Form 10-K

AMENDMENT TO
THE ALLETE AND AFFILIATED COMPANIES
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN II

The ALLETE and Affiliated Companies Supplemental Executive Retirement Plan II, effective January 1, 2009, is amended as follows:

1.           Effective January 20, 2009, Section 5.1 is amended to read in its entirety as follows:

5.1
Eligibility. An Employee who: (i) was a Participant as of September 30, 2006, (ii) has continuously remained an Employee in ALLETE management salary grade SA-SM, and (iii) has continuously participated in the ALLETE Executive Annual Incentive Plan or been eligible to receive a Bonus shall be eligible to receive an Annual Make-up Award.  Any other Employee shall be eligible to receive an Annual Make-up Award if the Employee: (i) initially becomes, or again becomes, a Participant after September 30, 2006, (ii) is in ALLETE management salary grade SG-SM, and (iii) participates in the ALLETE Executive Annual Incentive Plan or is eligible to receive a Bonus.

ALLETE, Inc.

By:  Donald J. Shippar
Donald J. Shippar
Chairman, President & Chief Executive Officer

ATTEST:

By:  Deborah A. Amberg
Deborah A. Amberg
Senior Vice President,
General Counsel & Secretary